                  SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                              FORM 8-K-A1


                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                          December 30, 1999
                            Date of Report
                  (Date of Earliest Event Reported)

                   CYBERTEL, COMMUNICATIONS CORP.
       (Exact Name of Registrant as Specified in its Charter)

      Nevada                 0-26913             86-0862532
(State or other     (Commission File No.)   (IRS Employer I.D. No.)
Jurisdiction)

                     4275 Executive Square, Suite 510
                        La Jolla, California 92037
                 (Address of Principal Executive Offices)

                              (858) 646-7410
                       Registrant's Telephone Number

Item 7.  Financial Statements and Exhibits.

          (a) Financial Statements of Business Acquired.

              (i)  Telenomics, Inc. financial statements.

                         TELENOMICS, INC.

                       FINANCIAL STATEMPNTS

                2 Years Ended December 31, 1998 and 1997 and the-Six Months Ended June 30, 1999 (unaudited)

                         October 20, 1999

Malone & Bailey, PLLC [letterhead]

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors
    Telenomics, Inc.
    Temecula, California

We have audited the accompanying balance sheet of Telenomics, Inc. as of December 31, 1998, and the related statements of income, stockholders, equity, and cash flow for the two years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the*amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Telenomics, Inc. as of December 31, 1998, and the results of their operations and cash flows for the two years then ended in conformity with generally accepted accounting principles.

October 20, 1999
/s/Malone & Bailey, PLLC
MALONE & BAILEY, PLLC
Houston, Texas

                         TELENOMICS, INC.
                          Balance Sheets


                                           (unaudited)
                                             June 30,     December 31,
                ASSETS                        1999           1998
CURRENT ASSETS
    Cash and cash equivalents                 $ 19,514  $     95,067
    Accounts receivable, net of $0
      allowance for doubtful accounts           38,235        80,512
          TOTAL CURRENT ASSETS                  57,749       175,579

PROPERTY AND EQUIPMENT, net of accumulated
    depreciation of $74,615 and $63,053         72,364        83,926


                                               130,113       259,505

      LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
    Bank credit line                          $ 47,559     $  30,435
    Installment debt                            11,775        22,625
    Accounts payable                            27,412        70,638
    Accrued expenses                            78,713        78,285
    Accrued salary to stockholders             131,246       134,246
         TOTAL CURRENT LIABILITIES             296,705       336,229

STOCKHOLDERS' EQUITY
    Common stock, no par, 100,000 shares
    authorized, 1000, 60,162.5 shares
    issued and outstanding                      36,600        36,600
    Retained (deficit)                        (203,192)     (113,324)
         TOTAL STOCKHOLDERS' EQUITY           (166,592)      (76,724)
                                              $130,113      $259,505

  See summary of accounting policies and notes to financial statements.

                         TELENOMICS, INC.
                        Income Statements

                                  (unaudited)
                                  For the Six
                                 Months Ended       For the Year Ended
                                   June 30,            December 31,
                                     1999           1998         1997
Sales                               $604,454    $2,302,209  $1,176,093
Cost of sales                        472,840     1,579,313     701,780
    Gross margin                     131,614       722,896     474,313

Operating expenses
    Selling and customer support       54,318      139,717     135,288
    General and administrative         69,422      269,418     294,469
    Research and development           82,880      144,000      96,566
    Depreciation                       11,562       30,995      25,853
         Total operating expenses     221,482      584,130     552,176
         Net income (loss) from
         operations                   (86,568)     138,766     (77,863)
Other income and (expense)
    Interest and other income             362          949       1,171
    Interest (expense)                  3,662)     (10,896)    (11,611)
Net income (loss) before taxes        (89,868)     128,819     (88,303)

Income taxes                              -            -           -

Net income (loss)                    $(89,868)    $128,819    $(88,303)

  See summary of accounting policies and notes to financial statements.

                           TELENOMICS, INC.
                Statements of Stockholders, Equity

                              Capital Stock       Retained
                           Shares      Amount     (deficit)         Totals
Balances, December 31, 1996 54,162.5  $( 11,400) $(153, 840)   $(165,240)

Stock issued for services    4,000.0     32,000                   32,000

Net (loss)                                         ( 88,303)    ( 88,303)

Balances, December 31, 1997 58,162.5     20,600    (242,143)    (221,543)

Stock issued for services    2,000.0     16,000                   16,000

Net income                                          128,819      128,819

Balances, December 31, 1998 60,162.5     36,600    (113,324)     (76,724)

Net (loss) (unaudited)                              (89,868)     (89,868)

Balances, June 30, 1999     60,162.5    $36,600   $(203,192)   $(166,592)

  See summary of accounting policies and notes to financial statements.

                         TELENOMICS, INC.
                     Statements of Cash Flows
                                    (unaudited)
                                    For the Six
                                    Months Ended   For the Year Ended
                                      June 30,        December 31,
                                        1999       1998         1999
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income (Loss)                   $( 89,868)    $ 128,819     $( 88,303)
Adjustments to reconcile net income
to net cash provided by operating
activities
    Depreciation                       11,562        30,995        25,853
    Stock issued for services                        16,000        32,000
    Net changes in:
        Accounts receivable            42,277       (31,695)      (17,704)
        other current assets                            800          (800)
        Accounts payable              (46,226)       21,636        49,002
        Accrued expenses                  428       (29,792)       11,448
        Accrued salary to stockholders              (11,500)

NET CASH (USED BY) PROVIDED FROM
    OPERATING ACTIVITIES              (81,827)      125,263        11,496

CASH FLOWS (USED BY) INVESTING ACTIVITIES
    Purchase of equipment.                                        (27,795)

CASH FLOWS FROM FINANCING ACTIVITIES
    Net proceeds from (payment to)
    bank credit line                   17,124       (14,901)       31,559
    Repayment of capital lease payable(10,850)      (19,206)      (24,768)
NET CASH (USED BY) PROVIDED FROM
    FINANCING ACTIVITIES                6,274       (34,107)        6,791

NET INCREASE (DECREASE) IN CASH      ( 75,553)       91,156       ( 9,508)

CASH AT BEGINNING OF PERIOD            95,067         3,911        13,419
      CASH AT END OF PERIOD          $ 19,514      $ 95,067       $ 3,911

SUPPLEMENTAL DISCLOSURES
    Interest paid                    $  3,662      $ 10,896      $ 11,611

  See summary of accounting policies and notes to financial statements.

                               TELENOMICS
                       NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF ACCOUNTING POLICIES

Nature of Business. Formed in 1982 and incorporated on September 1, 1983, as a California Corporation, the Company sells Hewlett-Packard HP3000 mini computers and develops and markets telephone productivity management and accounting software, principally using the oracle and Informix databases running on the HP3000. The Company also develops and licenses a version which runs on the HP9000 Unix PC Server.

Cash and cash equivalents. For purposes of the cash flow-statement, the Company considers cash in savings accounts with a 90-day maturity or less as cash and cash equivalents.

Revenue and cost recognition. Revenues from sales of hardware and software are recognized when equipment and/or software are installed at customer sites. Revenue from customer support services is recognized as the services are performed, or on a monthly basis for monthly maintenance contracts. No allowance for doubtful accounts is considered necessary, as bad debts, if any, are minimal.

Inventory is not kept on hand. Equipment is ordered from a distributor as needed.

Property and equipment. The Company calculates depreciation for financial reporting using the straight-line method over a 5-year estimated useful life of its computer equipment.

Computer maintenance and minor upgrades are charged to expense as incurred.

Effective in 1997, the Company adopted SFAS No. 121 "Accounting for the Impairment of Long-Lived Assets." The statement requires the recognition of an impairment loss on a long-lived asset held for use when events and circumstances indicate that the estimate of undiscounted future cash flows expected to be generated by the asset are less than its carrying amount.

Estimates and assumptions. Preparing financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses at the balance sheet date and for the period then ended. Actual results could differ from these estimates.


NOTE 2 - BANK CREDIT LINE ARRANGEMENTS

The Company has a $50,000 line of credit with Bank of America, N. A. This account allows for the extension of credit of, and is not collateralized. The credit line accrues interest at Bank's prime rate plus 4.525%.

NOTE 3 - INSTALLMENT DEBT
                                                    (Unaudited)
                                                     June 30,  December 31,
                                                       1999       1998
Capital lease payable to FirstCorp (First Portland
    Corporation), with interest imputed at 16.5%,
    in monthly payments of $2,058, collateralized
    by equipment, due December 1999                   $11,775   $22,625

NOTE 5 - INCOME TAXES

Net operating losses have exceeded net income since inception, so there is no federal or state income tax expense due or accrued in any period presented. Net operating loss carryforwards of about $190,000 are available to offset future taxable income. These expire in the years 2005 - 2019.

NOTE 6 - OPERATING LEASE

The Company leases 1,359 square feet of office space in Temecula, California, for $1,156 per month during the 12 months ended August 31, 2000, and $1,203 per month during the 12 months ended August 31, 2001, when the lease expires.

NOTE 7 - MARKETING AGREEMENT WITH HEWLETT-PACKARD

The Company is an authorized Hewlett-Packard ("H-P") Channel Partner and Authorized Reseller. In August 1999, H-P and the Company signed a "Strategic Alliance Agreement" to jointly co-market Company telephone call accounting and call management utility services directly through the Internet. Pursuant to this agreement, H-P will provide Internet hosting services and related hardware and software, and the Company will share resulting revenues. As of August 20, 1999, no revenues or liabilities have accrued under this Agreement.

          (ii)  Like Dat Music Financial

          Audited financial statements of Like Dat Music acquisition have not been included because the Company feels that this was not a sufficiently material transaction requiring audited and proforma financials.

      (b) Pro Forma Financial Information.

    CYBERTEL COMMUNICATIONS CORPORATION
    BALANCE SHEET (Proforma)
    December 31,1998

                              Cybertel   Telenomics  Adjustments Consolidation
ASSETS
Current Assets
  Cash                         50,344       95,067                   145,411
  Accounts Receivable           1,278       80,512                    81,790
  Subscriptions Receivable     34,500                                 34,500
Total Current Assets           86,122      175,579          -        261,701

Equipment                      10,697      158,541                   169,238
Accumulated Depreciation       (2,612)     (74,615)                  (77,227)
Total Fixed Assets              8,085       83,926          -         92,011

Deposits                        4,500                                  4,500
Total Other Assets              4,500                                  4,500

TOTAL ASSETS                   98,707      259,505          -        358,212

LIABILITIES & EQUITY
Liabilities
  Current Liabilities
    Accounts Payable            2,241       70,638                    72,879
    Installment Debt                        22,625                    22,625
    Bank Credit Line                        30,435                    30,435
    Current portion-
       long term debt           2,554                                  2,554
    Other Current Liabilities  14,373       78,285                    92,658
    Accrued salary to
       stockholders                        134,246                   134,246
Total Current Liabilities      19,168      336,229          -        355,397

Long Term Liabilities           2,575                                  2,575
Total Liabilities              21,743      336,229          -        357,972

Equity
  Retained Earnings        (1,439,156)    (113,324)               (1,552,480)
  Capital Stock                 2,807       36,600      (36,000)       3,407
  Stock Subscriptions
      Receivable             (113,500)                              (113,500)
  Paid in capital           1,626,813                    36,000    1,662,813
Total Equity                   76,964      (76,724)           -          240

TOTAL LIABILITIES & EQUITY     98,707      259,505            -      358,212

UNAUDITED

               CYBERTEL COMMUNICATIONS CORPORATION
                    PROFIT AND LOSS (Proforma)
                        For the year ended
                        September 30, 1999
                            Cybertel   Telenomics   Adjustments Consolidation
Revenues                   $1,602,333    $  983,543             $2,585,876

Cost of Goods Sold          1,556,536       764,430              2,320,966

Gross Profit                   45,797       219,113           0    264,910

Operating Expenses
Selling                        11,844       157,308                169,152
General and Administrative    800,774       122,000                922,774
Research and Development            -             -                      -
Depreciation                    1,567        43,109                 44,676
Interest (income)              (6,355)         (393)                (6,748)
Interest expense                  750         2,150                  2,900
Total Operating Expenses      808,580       324,174           0  1,132,754

NET INCOME (LOSS)           ($762,783)    ($105,061)          0  ($867,844)
UNAUDITED

                CYBERTEL COMMUNICATIONS CORPORATON
                    PROFIT AND LOSS (Proforma)
                        For the year ended
                        December 31, 1998
                            Cybertel   Telenomics   Adjustments Consolidation
Revenues                    $  16,004    $2,302,209           0   $ 2,318,213

Cost of Goods Sold                  0     1,579,313                 1,579,313

Gross Profit                   16,004       722,896           0       738,900

Operating Expenses
Selling                        26,657       139,717                   166,374
General and Administrative  1,150,879       269,418                 1,420,297
Research and Development                    144,000                   144,000
Depreciation                    2,400        30,995                    33,395
Interest (income)              (1,553)         (949)                   (2,502)
Interest Expense                2,262        10,896                    13,158
Total Operating Expenses    1,180,645       594,077           0     1,774,722

NET INCOME (LOSS)         ($1,164,641)     $128,819          $0   ($1,035,822)
UNAUDITED

      (c) Exhibits.

         None.
                                SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CYBERTEL, COMMUNICATIONS CORP.



Date: March 9, 2000              By:/s/Richard D. Mangiarelli
     --------------                 -------------------------------------
                                    Richard D. Mangiarelli
                                    CEO, President and Director